UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2015

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 30, 2015, MarkWest Energy Partners, L.P. (the “Partnership”) announced that it filed a definitive proxy statement (the “proxy statement”) with the U.S. Securities and Exchange Commission in connection with the special meeting of unitholders to be held for the purposes of voting on the proposed merger pursuant to which the Partnership would become a wholly owned subsidiary of MPLX LP (“MPLX”). The proxy statement was automatically incorporated by reference into Registration Statement Nos. 333-184605 (as amended by Post-Effective Amendments No. 1 and No. 2), 333-186011, 333-190438, 333-194013, 333-199280 and 333-206234 on Form S-3, and Registration Statement Nos. 333-91120, 333-151159, 333-151162, 333-151164 and 333-184615 on Form S-8 of the Partnership. The proxy statement incorporates by reference PricewaterhouseCoopers LLP’s report dated February 27, 2015, relating to the consolidated financial statements and the effectiveness of internal control over financial reporting, which appears in MPLX’s Annual Report on Form 10-K for the year ended December 31, 2014.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: November 12, 2015	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Executive Vice President and Chief Financial Officer